Exhibit 10.4.1

VIRGINIA BANKERS ASSOCIATION

MODEL NON-QUALIFIED DEFERRED COMPENSATION PLAN

FOR EXECUTIVES

(As Restated Effective January 1, 2008)

ADOPTION AGREEMENT

If the Employer completing this document has any questions about the adoption of the Plan, the provisions of the Plan, its representative should contact Bette J. Albert, C.L.U. at the Virginia Bankers Association Benefits Corporation, 4490 Cox Road, Glen Allen, VA 23060-3341 - telephone number (804) 643-7469 during business hours.

Each Employer named below hereby adopts the Plan through this Adoption Agreement (the “Adoption Agreement”), to be effective as of the date(s) specified below, and elects the following specifications and provides the following information relating thereto:

In completing this Adoption Agreement, if additional space is required insert additional sheets.

Adoption Agreement Contents

1.	EMPLOYER(S) ADOPTING PLAN NAMED IN PARAGRAPH 1.18 OF THE PLAN.

	(a)	Name of Plan Sponsor: C&F Financial Corporation	(b)	Plan Sponsor’s telephone Number: (804) 843-2360

	(c)	Address of Plan Sponsor: Post Office Box 391 West Point, VA 23181	(d)	Plan Sponsor’s EIN: 54-1680165
			(e)	Plan Sponsor’s Tax Year End: 12/31
	(f)	Information of Other Participating Employers Adopting the Plan:

[X] (1)	All Affiliate are automatically Participating Employers in the Plan except for the following:

[ ] (2)	Participating Employer are listed individually on the attachment captioned List of Participating Employers, which shall be updated as needed from time to time.

2.	GENERAL PLAN INFORMATION.

	(a)	Name of Plan:

VBA Executive’s Deferred Compensation Plan for C&F Financial Corporation

	(b)	Name, Address and EIN of Plan Administrator(s): [If other than Plan Sponsor, appointment must be by resolution]

3.	STATUS OF PLAN AND EFFECTIVE DATE(S).

	(a)	Effective Date of Plan: The Effective Date of the Plan is January 1, 1998.

	(b)	Plan Status. The adoption of the Plan through this Adoption Agreement is:

		[ ]	(1)	Initial Establishment. The initial adoption and establishment of the Plan.

		[X]	(2)	Restated Plan. An amendment and restatement of the Plan (a Restated Plan).

				(A)	Effective Date of this Restatement. The Effective Date of this Restatement of the Plan is January 1, 2008.

				(B)	Prior Plan. The Plan was last maintained under document dated February 28, 2005 and was known as the VBA Executive’s Deferred Compensation Plan for C&F Financial Corporation

				(C)	Transitional Provisions:

[ ]

Election NOT to Grandfather Pre-January 1, 2005 Vested Balances. If this Option is elected, all Deferral Accounts shall be subject to the rules set forth in the post December 31, 2004 restatement.

If the Option is not elected, the Deferral Accounts attributable to transfers from predecessor plans prior to December 31, 2004 and contributions that are vested as of December 31, 2004 shall be segregated from the Deferral Accounts attributable to contributions that are not vested as of December 31, 2004 and to contributions and transfers made on and after January 1, 2005. The terms of the Plan in effect on and after January 1, 2005 shall only apply to transfers and contributions that are not vested as of December 31, 2004 and to contributions and transfers made on and after January 1, 2005.

		[ ]	(3)	Special or Other Transitional Provisions. [Use attachment if additional space is needed]

[Enter any special provisions including alternate definitions or other transitional provisions relating to any Predecessor Plan Account and the Plan as restated]

Effective January 1, 2006, any Employer may, in its discretion, elect to contribute for all of any of its employees participating in the Plan or under any contribution feature (i.e., Employer Matching Contributions, Excess Profit Sharing Employer Non-Elective Contributions and SERP Employer Non-Elective Contributions), less than the amount otherwise called for under the other provisions of the Adoption Agreement and/or to make Employer Matching Contributions at a different rate than otherwise called for under the other provisions of the Adoption Agreement.

[ ]	(c)	If elected, this Plan is intended to be paired with a qualified cash or deferred arrangement as described in subparagraph 2.3(d) of the Plan Document?

If Elected – Name of qualified cash or deferred arrangement plan

__________________________

4.	DEFINITIONS AND OTHER OPTIONAL PROVISIONS.

	(a)	Compensation Paragraph 1.10	Compensation is used throughout the basic plan document for different purposes. The following specific rules apply.

			(1)	General Definition. The Compensation definition in paragraph 1.10 of the basic plan document is modified as follows:

			(A)	Salary. Base salary and base wages subject to the following modifications or limitations:

[Consider whether to fix the date for determining Salary. Consider whether to revise to exclude reductions for 401(k) and cafeteria plan contributions. Other revisions may be desired.]

			(B)	Discretionary or Other Bonus. All discretionary or other Bonuses unless otherwise provided:

[List excluded bonus or incentive programs. The Plan Sponsor may elect a Special Deferral Election Period for Performance-Based Compensation.]

			(2)	Specific Definitions. When used with respect to each type of contribution under the Plan, Compensation shall include:

				(A)	Employee Deferral Contributions. [Check all that apply]

				[X]	(a) Salary.

				[X]	(b) Bonuses.

				(B)	Employer Non-Elective Contributions. [Check all that apply]

				[X]	(a) Salary.

				[X]	(b) Bonuses.

			(C)	Employer Matching Contributions. [Check all that apply]

			[X]	(a) Salary.

			[X]	(b) Bonuses.

(b)	Eligible Employee Paragraph 1.16	Eligible Employee shall mean only the following:

		[X]	(1)	Determination by Board – for Employee Deferral Contributions and any and all Employer Contributions. Any individual who is designated as an Eligible Employee by resolution of the [ ] Plan Sponsor’s [X] Employer’s Board of Directors. A copy of the resolution shall be attached to and incorporated by reference into the Plan. See Attachment.

		[X]	(2)	Determination by CEO – for Employee Deferral Contributions. Any individual who is designated in writing as an Eligible Employee by resolution of the [ ] Plan Sponsor’s [X] Employer’s Chief Executive Officer. A copy of the Chief Executive Officer’s designation shall be attached to and incorporated by reference into the Plan.

		[ ]	(3)	Determined by Classification or Grade. Any individual who is classified under the Employer’s personnel practices and policies as employed in the following grades or classifications:

				[List executive classification to be included in plan coverage]

		[ ]	(4)	Determined by Position or Title. Any individual who is employed in the following positions with the Employer:

				[List the executive positions to be included in plan coverage].

(c)	Plan Year Paragraph 1.23	In the case of a Restated Plan which prior to the Effective Date of this Restatement was maintained on the basis of a Plan Year beginning on a date other than January 1, the Plan Year shall begin on , and ending on , with the short Plan Year beginning on , and ending on December 31, . Thereafter, the Plan Year shall be the 12 month period beginning each January 1.

(d)	Effective Date of Coverage Subparagraph 2.1	The effective date of coverage for an Eligible Employee shall be [Check one]:

		[ ]	(1)	Immediately. The first day of the first payroll period beginning on or after the date the individual became an Eligible Employee.

			[ ]	(2)	Monthly. The first day of the first payroll period beginning on or after the first day of [Complete with 1st 2nd or other] month next following the date the individual became an Eligible Employee.

			[ ]	(2)	Semi-Annually. The first day of the Plan Year or the first day of the seventh month of the Plan Year on or next following the date the individual became an Eligible Employee.

			[X]	(3)	Annually. The first day of the Plan Year on or next following the date the individual became an Eligible Employee.

			The Deferred Compensation Election filed for the Plan Year which contains the effective date of coverage as of a date other than the first day of a Plan Year shall be effective to defer only Compensation for services performed in pay periods after the pay period in which it is filed, Compensation based on a performance period (such as an annual bonus) is deemed earned ratably throughout the period for which earned.

[X]	(e)	Special Election Period for Performance-Based Compensation Subparagraph 2.2(e)	If this Option is elected, the Plan Sponsor may permit Eligible Employees to make Deferred Compensation Elections with respect to Compensation prior to the annual filing deadline established by the Administrator which deadline shall be no later than six (6) months prior to the end of the period for which such Bonus is earned, provided such compensation has not become readily ascertainable or its payment substantially certain as of the date of the Deferred Compensation Election.

			Otherwise, except in the case of commencement of participation pursuant to any available mid year election, all Deferred Compensation Elections for all Bonuses must be made prior to the annual filing deadline established by the Administrator which deadline shall be no later than the end of the calendar your or, if different and permitted by the Administrator (as evidenced by the applicable Deferred Contribution Election form) where the Bonus is earned on the basis of the Plan Sponsor’s fiscal year, the Plan Sponsor’s fiscal year immediately preceding the applicable year in which the period to which the Bonus relates commences,

			In order to be Performance-Based Compensation (i) the Bonus must be earned over a period of at least twelve (12) months (ii) the Bonus must be based on pre-established organizational or individual performance criteria for which the outcome is substantially uncertain at the time of establishment, (iii) such criteria are established in writing no later than ninety (90) days after the beginning of the period of service to which the Bonus and performance relate and (iv) such criteria are not substantially certain to be met at the time established. See more specific definition in Treas. Reg. 1.409A-l(e).

[X\]	(f)	Cancellation of Deferred Compensation Election For Disability Paragraph 2.5	If this Option is elected, the Plan Sponsor:

			[ ]	(1)	Mandatory Cancellation. Will cancel the Deferred Compensation Election of an Eligible Employee who experiences a Disability as defined in paragraph 2.5.

		[X]	(2)	Optional Cancellation. May permit an Eligible Employee who experiences a Disability as defined in paragraph 2.5 to cancel is Deferred Compensation Election.

If the Option is not selected, no cancellation will be required or permitted upon the occurrence of a Disability.

(g)	Rules Relating to “Specified Employee” Delay Subparagraph 7.7(c)	For purposes of applying the 6 month delay required by Section 409A of the Code in the case of a Participant who is a “specified employee” (i.e., a “key employee” of any corporation the stock of which is publicly traded on any established securities market or otherwise as provided in Section 409A(2)B)(i) of the Code):

		(1)	Specified Employee Identification Date. Specified employees shall be identified in the following manner: [Check one of the following and complete, if applicable]

[ ]

(A) Established By Board Action or Other Document of Plan Sponsor. The specified employee identification date and its effective date shall be established by the Plan Sponsor though the document set forth below which may be an action of its Board or other written document that applies to all deferred compensation plans, programs or agreements of the Plan Sponsor and Affiliates.

[Describe document establishing key employee identification date.]

			[X]	(B) Established Based on Default Dates in Regulations. The specified employee identification date shall be December 31 and effective for distributions due to be made during the 12 month period beginning on or after the following April 1 as provided in Treas. Reg. l.409A-1(i).

			[ ]	(C) Alternative Identification Date. The specified employee identification date shall be (identification date) and effective for distributions due to be made during the 12 month period beginning on or after the following [enter date not later than the first day of the 4th month following the identification date)

The specified employee identification date must be the same date that applies to all deferred compensation plans, programs or agreements of the Plan Sponsor and Affiliates.

		(2)	Compensation to be Used for Determining Specified Employees. Specified employees are “key employees” as defined in Section 416 of the Code are the 50 highest paid officers (or if less, the greater of 3 or 10% of employees) with compensation in excess of $145,000 (for 2007) (as adjusted from time to time), 1% owners with compensation in excess of $150,000 or 5% owners. The definition of compensation for this purpose shall be determined in the following manner: [Check one of the following and complete, if applicable)

[ ]

(A) Established By Board Action or Other Document of Plan Sponsor. The compensation used to identify specified employees shall be established by the Plan Sponsor though the document set forth below which may be an action of its Board or other written document that applies to all deferred compensation plans, programs or agreements of the Plan Sponsor and Affiliates.

[Describe document establishing compensation definition.]

				[X]	(B) Established Based on VBA Plan. The compensation used to identify specified employees shall be the Total Compensation definition elected under the VBA Plan

[ ]

(C) Alternative Compensation Definition. The compensation used to determine specified employees shall be determined in the following manner

[Describe the document establishing compensation definition or describe compensation based on an acceptable definition under Section 415 of the Code.]

			(3)	Payment Rules Following Required Delay Period. Upon the expiration of the required 6 month delay in payment to a key employee: [Check one of the following:]

				[X]	(A) Catch-Up Missed Payments. Payments to which a key employee would otherwise have been entitled during the 6 month delay will be accumulated and paid on the first day of the 7th month following the date of Separation from Service for reasons other than death.

				[ ]	(B) Each Payment Delayed. Each payment to which a key employee would otherwise have been entitled during the 6 month delay will be delayed for 6 months.

[X]	(h)	Rules Relating to Final Check of Year	If this Option is elected, Compensation payable after the last day of the calendar year solely for services performed during the final payroll period which contains the last day of the year will be treated as Compensation for services performed in the taxable year in which the payroll period began.

Otherwise, Compensation payable after the last day of the calendar year solely for services performed during the final payroll period which contains the last day of the year will be treated as Compensation for services performed in the subsequent taxable year in which the payment is made.

Any amendment to this provision relating to the final check of the Participant’s taxable year may not be effective for 12 months from the date the amendment is adopted and executed.

5.	EMPLOYER CONTRIBUTIONS AND ALLOCATIONS.

	(a)	Employer Contributions Paragraph 3.4	The following contributions by the Employer are elected:

			[ ]	(1)	None. Employer contributions are not permitted.

			[X]	(2)	Employer Non-Elective Contribution.

				(A)	Amount. Each Employer shall make an Employer Non-Elective Contribution for each Plan Year in such amount, if any, which the Employer shall determine.

				[X]	(i)	Flexible Formula - Such amount, if any, which the Board of Directors of the Employer shall determine by resolution. - See Attachment.

				[ ]	(ii)	Compensation Formula - % [Insert percentage] of the Compensation of all Participants for such Plan Year eligible to receive an allocation of the Employer Non-Elective Contribution for such Plan Year, plus any additional amount that the Board of Directors of the Employer shall determine by resolution.

				[ ]	(iii)	Fixed Amount - $ [Insert amount], plus any additional amount that the Board of Directors of the Employer shall determine by resolution.

				[ ]	(iv)	Other-

				(B)	Participants Entitled to Share of Employer Non-Elective Contribution. The Employer Non-Elective Contribution shall be allocated in proportion to Compensation as defined in Option 4(a)(2)(B) of the Adoption Agreement for the Plan Year to the Employer Non-Elective Deferral Account of the Participants who [Select applicable provisions which shall apply conjunctively unless otherwise noted]:

				[ ]	(i)	Are employed as Eligible Employees for at least [Insert number of months] full calendar months in for such Plan Year.

				[ ]	(ii)	Are Eligible Employees at any time during such Plan Year.

				[ ]	(iii)	Are Eligible Employees on the last day of such Plan Year.

	[ ]	(iv)	If they died while Eligible Employees or retired on their Disability, Early, Normal or Delayed Retirement Date while Eligible Employees during such Plan Year [Check one]:

		[ ]	(a) But only if they are employed as an Eligible Employee for at least [Insert number of months] fill calendar months in such Plan Year.

		[ ]	(b) Regardless of the number of months employed during such Plan Year.

	[X]	(v)	Other -: See Attachment.

[X]	(3)	Employer Matching Contributions.

	(A)	Amount. Each Employer shall make an Employer Matching Contribution for each Plan Year in an amount, subject to the limitations provided in the Plan, equal to the following percentage(s) of each Participants Deferral Contribution of Compensation as defined in Option 4(a)(2)(C) of the Adoption Agreement for such Plan Year [Check one]:

	[ ]	(i)	Straight Percentage - % [Insert percentage] of his Compensation as defined in Option 4(a)(2)(C) of the Adoption Agreement contributed to the Plan (up to a maximum of % of such Compensation).

	[ ]	(ii)	Contribution Weighted Percentages - % [Insert percentage] of the first % [Insert percentage] of his Compensation as defined in Option 4(a)(2)(C) of the Adoption Agreement contributed to the Plan and % of his Compensation as defined in Option 4(a)(2(C) of the Adoption Agreement contributed to the Plan (up to a maximum of % of such Compensation).

	[X]	(iii)	Other -: See Attachment

	(B)	Participants Entitled to Share of Employer Matching Contribution. The Employer Matching Contribution shall be allocated as described in Option 5(a)(3)(A) of the Adoption Agreement for the Plan Year to the Employer Matching Deferral Account of the Participants who [Select applicable provisions which shall apply conjunctively unless otherwise noted]:

	[ ]	(i)	Are employed as an Eligible Employee for at least [Insert number of months] full calendar months in for such Plan Year.

[ ]	(ii)	Are Eligible Employees at any time during such Plan Year.

[X]	(iii)	Are Eligible Employees on the last day of such Plan Year.

[X]	(iv)	If they died while an Eligible Employee or retired on his Disability, Early, Normal or Delayed Retirement Date while an Eligible Employee during such Plan Year [Check one]:

	[ ]	(a) But only if they are employed as an Eligible Employee for at least [Insert number of months] full calendar months in such Plan Year.

	[X]	(b) Regardless of the number of months employed during such Plan Year.

[ ]	(v)	Other-:

6.	VESTING.

	(a)	Vesting Schedule Subparagraph 6.3(a)	The following vesting schedule shall apply to the Employer Deferral Account of all Participants [Check one, and complete where applicable]:

			[X]		(1) Employer Non-Elective Deferral Account. The following vesting schedule shall apply to the Employer Non-Elective Deferral Account [Check one, and complete where applicable]:

[X]

(A) Apply Rules Described in Qualified Plan - For

Employer Deferral Account Profit Sharing subaccount. A Participant is vested in his Employer Non-Elective Deferral Account under the Plan in the same manner and applying the same rules applicable to employer profit sharing or other non-matching contributions under the following qualified retirement plan maintained by the Employer: 401 (k) Plan (as defined in the attachment)

				[ ]	(B) Always 100% Vested. A Participant shall always have a non-forfeitable right to one hundred percent (100%) of his Employer Non-Elective Deferral Account

				[X]	(C) Other Applicable Rules. A Participant shall be vested in his Employer Non-Elective Deferral Account in accordance with the following rules: See Attachment for vesting in Employer Deferral Account SERP subaccount.

[Describe vesting provisions, including automatic vesting provisions, applicable schedule and rules for counting service.]

			[X]		(2) Employer Matching Deferral Account. The following vesting schedule shall apply to the Employer Matching Deferral Account [Check one, and complete where applicable]:

[X]

(A) Apply Rules Described in Qualified Plan. A

Participant is vested in his Employer Matching Deferral Account under the Plan in the same manner and applying the same rules applicable to matching contributions made under the following qualified retirement plan maintained by the Employer: 401 (k) Plan (as defined in the attachment)

				[ ]	(B) Always 100% Vested. A Participant shall always have a non-forfeitable right to one hundred percent (100%) of his Employer Matching Deferral Account

				[ ]	(C) Other Applicable Rules. A Participant shall be vested

					in his Employer Matching Deferral Account in accordance with the following rules:

					[Describe vesting provisions, including automatic vesting provisions, applicable schedule and rules for counting service.]

7.	RETIREMENT PATES.

	(a)	Normal Retirement Date Paragraph 6.3	A Participant’s Normal Retirement Date shall be the day the Participant reaches age 65.

	(b)	Early Retirement Date Paragraph 6.3	[Select and complete applicable provision(s)]

			[X]	(1)	None.

			[ ]	(2)	No age requirement.

			[ ]	(3)	Age requirement of years.

			[ ]	(5)	No service requirement.

			[ ]	(6)	Service requirement of years of continuous full-time service with the Employer.

	(c)	Disability Retirement Date Paragraph 6.4	[Select and complete applicable provision(s)]

			[X]	(1)	No age requirement.

			[ ]	(2)	Age requirement of years.

			[X]	(3)	No service requirement.

			[ ]	(4)	Service requirement of years of continuous full-time service with the Employer,

8.	TIME AND FORM OF BENEFIT PAYMENTS.

	(a)	Benefit Commencement Date Paragraphs 1.6, 2.3(b) and 7.1			The term Benefit Commencement Date shall mean the first day of calendar quarter coinciding with or next following the designated time or event; provided however, if the Participant is identified as a “specified employee” of any corporation the stock of which is publicly traded on any established securities market or otherwise as provided in Section 409A(2)(B) of the Code as of the date on which his Separation from Service (for reasons other than death) occurs and his payment is due based on such Separation form Service (for reasons other than death), his Benefit Commencement Date shall be delayed as required by Section 409A of the Code and Option 4(g) of the Adoption Agreement.

			[ ]	(1)	Selected By Employer. The Employer selects the following time of payment:

				[ ]	(A) Normal Retirement Date. The later of the Participant’s Normal Retirement Date under the Plan or his Separation from Service (for reasons other than death).

				[ ]	(B) Separation from Service. The Participant’s Separation from Service with the Employer for whatever reason.

				[ ]	(C) Six Months Following Separation from Service. Six months following the Participant’s Separation from Service with the Employer (for reasons other than death).

			[X]	(2)	Selected By Participant. The date selected by the Participant in accordance with the following:

(A) Participant’s Options. The Participant may elect that his Benefit Commencement Date be based on [Select Option (vi) if Change of Control will be a permissible payment event]:

(i)     The later of his Normal Retirement Date under the Plan or [    ] his Separation from Service (for reasons other than death) or [X] Six months following the Participant’s Separation from Service with the Employer (for reasons other than death). [Select one].

	(ii)	[ ] His Separation from Service with the Employer (for reasons other than death), or [X] Six months following the Participant’s Separation from Service with the Employer (for reasons other than death). [Select one]

	(iii)	A date certain stated clearly in his election form which shall be without regard to when his employment with the Employer ends.

	(iv)	The later of a date certain or [ ] his Separation from Service (for reasons other than death), or [X] Six months following the Participant’s Separation from Service with the Employer (for reasons other than death). [Select one].

	(v)	The earlier of a date certain or [ ] his Separation from Service (for reasons other than death) or [X] Six months following the Participant’s Separation from Service with the Employer (for reasons other than death). [Select one].

☒	(vi)	Change in Control. Upon a Change in Control as defined in Paragraph 1.8 of the Plan.

(B)	Timing of Participant Election. The Participant shall elect the Benefit Commencement Date for the subdivision of his Employee Deferral Account related to the compensation deferred by a specific Deferred Compensation Election at the time his Deferred Contribution Election is filed for such deferral. The Timing of Payment may be changed only in accordance with the rule of Section 409A of the Code.

(b)	Form of Payment to Participant Paragraph 7.2	The form of benefit payments available to the Participant shall be determined in accordance with the following rules:

		☒	(1)	Selected By Employer. The Employer selects the following form of payment: For Benefit Commencement Dates prior to January 1, 2009

			☒	(A)	Lump Sum Payment. Deferral Benefits will be paid to the Participant in the form of a lump sum payment.

			☐	(B)	Periodic Installments. Deferral Benefits will be paid to the Participant in the form of periodic installment payments made:

				(i)	Frequency:

				☐	(a)	Monthly.

				☐	(b)	Annually.

				(ii)	Duration. Over the following period:

				☐	(a)	Five (5) years.

				☐	(b)	Ten (10) years.

				☐	(c)	Fifteen (15) years.

				☐	(d)	Twenty (20) years.

		☒	(2)	Selected By Participant. The form of payment to be paid to the Participant shall be selected by the Participant in accordance with the following: For Benefit Commencement Dates after December 31, 2008

				(A)	Participant’s Options. The Participant may elect from among the following forms of payment [Select options to be available to Participants]:

				☒	(i)	Lump Sum Payment. Deferral Benefits may be paid to the Participant only in the form of a lump sum payment.

				☒	(ii)	Periodic Installments. Deferral Benefits may be paid to the Participant in the form of periodic installment payments made:

					(a)	Frequency:

					☒	(I)	Monthly.

					☒	(II)	Annually.

					(b)	Duration. Over the following period:

					☒	(I)	Five (5) years.

					☒	(II)	Ten (10) years.

					☒	(III)	Fifteen (15) years.

					☒	(IV)	Twenty (20) years.

(B)

Timing of Participant Election. The Participant shall

elect the form of payment subdivision of his

Employee Deferral Account related to the

compensation deferred by a specific Deferred

Compensation Election at the time his Deferred

Contribution Election is filed for such deferral. The

Timing of Payment may be changed only in

accordance with the rule of Section 409A of the

Code.

(c)	Form of Payment to Beneficiary Paragraph 7.2	The form of benefit payments available to the Beneficiary shall be determined in accordance with the following rules:

		☒	(1)	Selected By Employer. The Employer selects the following form of payment: For Benefit Commencement Dates prior to January 1, 2009

			☒	(A)	Lump Sum Payment. Deferral Benefits will be paid to the Beneficiary in the form of a lump sum payment.

			☐	(B)	Periodic Installments. Deferral Benefits will be paid to the Beneficiary in the form of periodic installment payments made:

				(i)	Frequency:

				☐	(a)	Monthly.

				☐	(b)	Annually.

				(ii)	Duration. Over the following period:

				☐	(a)	Five (5) years.

				☐	(b)	Ten (10) years.

				☐	(c)	Fifteen (15) years,

				☐	(d)	Twenty (20) years.

		☐	(2)	Selected By Participant. The form of payment to the Beneficiary shall be selected by the Participant in accordance with the following: For Benefit Commencement Dates after December 31, 2008

				(A)	Participants Options. The Participant may elect the form of payment to the Beneficiary from among the following forms of payment [Select options to be available to Participants]:

				☒	(i)	Lump Sum Payment. Deferral Benefits may be paid to the Beneficiary only in the form of a lump sum payment.

				☒	(ii)	Periodic Installments. Deferral Benefits may be paid to the Beneficiary in the form of periodic installment payments made:

					(a)	Frequency:

					☒	(I)	Monthly.

					☒	(II)	Annually.

					(b)	Duration. Over the following period:

					☒	(I)	Five (5) years.

					☒	(II)	Ten (10) years.

					☒	(III)	Fifteen (15) years.

					☒	(IV)	Twenty (20) years.

9. HARDSHIP WITHDRAWALS. ARTICLE VIII

(a)	Availability Generally	A Participant [Check one]:

		☐	(1)	Not Permitted. May not make a Hardship Withdrawals.

		☒	(2)	Permitted. May make a Hardship Withdrawal as defined in for an Unforseeable Emergency as defined in Paragraph 8.1 of the Plan from the following accounts [Check one or more]:

				☒	(A)	Employee Deferral Account.

				☒	(B)	Employer Matching Deferral Account.

				☐	(C)	Employer Non-Elective Deferral Account.

				☐	(D)	Predecessor Plan Account.

10. PARTICIPANT DEEMED INVESTMENT DIRECTION. Paragraph 9.4

(a)	Availability Generally	A Participant [Check one]:

		☐	(1)	Not Permitted. May not make deemed investment directions.

		☒	(2)	Permitted. May make deemed investment directions for the following accounts (“directable accounts”) [Check one or more]:

				☒	(A)	Employee Deferral Account.

				☒	(B)	Employer Matching Deferral Account.

				☒	(C)	Employer Non-Elective Deferral Account.

				☐	(D)	Predecessor Plan Account.

(b)	Permissible Investments	Unless the Plan Sponsor elects a different Option below the fluids available for directed investment under the VBA Plan as adopted by the Plan Sponsor:

		☐	(1)	VBA Plan Plus Company Stock. In addition to the funds available under the VBA plan, a Company Stock Fund will also be available for directed investment.

		☒	(2)	VBA Plan Without Company Stock. Regardless of whether a Company Stock Fund is available under the VBA plan, no Company Stock Fund will be available for directed investment.

		☐	(3)	Company Stock Only. In lieu of the funds available under the VBA Plan, a Company Stock Fund will be the only fund available for directed investment.

11. 409A TRANSITION ELECTIONS. Paragraph 7.4

(a)	Availability Generally	A Participant [Check one]:

		☐	(1)	Not Permitted. Shall not be permitted to change Deferred Compensation Elections made for the Plan Years 2005, 2006 and 2007 except as may otherwise be permitted in paragraph 7.3.

		☒	(2)	Permitted. Shall be permitted to change Deferred Compensation Elections made for Plan Years 2005, 2006 and 2007 prior to December 31, 2007 as follows [Check one]:

				☐	(A)	A separate change election may be made for each Plan Year.

				☒	(B)	Only one change election may be made which shall to apply to all three Plan Years.

IN WITNESS WHEREOF, each Employer, by its duly authorized representatives, has executed this instrument this 31st day of December, 2008.

C&F Financial Corporation
[Enter Name of Employer)

	By	/s/ Laura H. Shreaves
	Its	SVP

[SEAL]

ATTEST:

Its

Citizens and Farmers Bank
[Enter Name of Employer]

	By	/s/ Laura H. Shreaves
	Its	SVP

[SEAL]

ATTEST:

Its

C&F Mortgage Corporation
[Enter Name of Employer]

	By	/s/ Bryan E. McKernon
	Its	President

[SEAL]

ATTEST:

Its

C&F Finance Company
[Enter Name of Employer]

	By	/s/ Dustin Crone
	Its	EVP

[SEAL]

ATTEST:

Its